PROSPECTUS SUPPLEMENT - September 5, 2001*

American Express Stock Market Certificate (April 25, 2001) S-6009
American Express Stock Market Certificate (April 25, 2001) S-6038
American Express Stock Market Certificate (April 25, 2001) S-6039
American Express Market Strategy Certificate (April 25, 2001) S-6008 American Express Equity Indexed Savings Certificates (April 25, 2001) S-6034

The following information modifies that found in the prospectuses on the cover page and at page 2p regarding maximum return:

Effective for initial terms beginning on or after September 5, 2001, your maximum return will be between 8 and 9 percent.

The following information
modifies that found in the American Express Stock Market Certificate prospectuses at page 2p regarding a promotional coupon:

However, if you have received a special promotional coupon and comply with the requirements of the coupon, as described in "Maximum return" in "Interest" under "About the Certificate," then your maximum return for your first term will be between 9% and 10%.

 S-6008-22  A (9/01)  Valid  until next  prospectus  update.
*Destroy April 24, 2002